FRANKLIN
STRATEGIC MORTGAGE
PORTFOLIO

STATEMENT OF ADDITIONAL INFORMATION

FEBRUARY 1, 2000

[Insert Franklin Templeton Ben Head]
P.O. Box 997151, Sacramento, CA 95899-9983 1-800/DIAL BEN(R)
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This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the fund's prospectus. The fund's prospectus, dated February 1, 2000, which we may amend from time to time, contains the basic information you should know before investing in the fund. You should read this SAI together with the fund's prospectus.

The audited financial statements and auditor's report in the fund's Annual Report to Shareholders, for the fiscal year ended September 30, 1999, are incorporated by reference (are legally a part of this SAI).

For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/DIAL BEN (1-800/342-5236).

CONTENTS

Goal and Strategies                        2
Risks                                      7
Officers and Trustees                      9
Management and Other Services             11
Portfolio Transactions                    12
Distributions and Taxes                   13
Organization, Voting Rights
 and Principal Holders                    14
Buying and Selling Shares                 15
Pricing Shares                            20
The Underwriter                           20
Performance                               20
Miscellaneous Information                 23
Description of Ratings                    23


[Begin callout]
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

O ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE
  CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF
  THE U.S. GOVERNMENT;

O ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED
  BY, ANY BANK;

O ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF
  PRINCIPAL.
[End callout]

GOAL AND STRATEGIES
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The fund's investment goal is high total return (a combination of high current income and capital appreciation) relative to the performance of the general mortgage securities market. This goal is fundamental, which means it may not be changed without shareholder approval.

The fund tries to achieve its investment goal by investing at least 65% of its total assets in mortgage securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. The fund normally invests in mortgage pass-through securities issued or guaranteed by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC").

The fund may invest up to 35% of its total assets in higher income producing mortgage securities including adjustable rate mortgage securities ("ARMS"), collateralized mortgage obligations ("CMOs"), and stripped mortgage-backed securities ("SMBS"), which may or may not be issued or guaranteed by the U.S. government, its agencies or its instrumentalities.

The fund may also invest in obligations of the U.S. government; notes, bonds, and discount instruments of U.S. government agencies or instrumentalities such as Federal Home Loan Banks, FNMA, GNMA, the Student Loan Marketing Association, the Resolution Funding Corporation, and the Federal Farm Credit Bank; time and savings deposits (including fixed- or adjustable-rate certificates of deposit) in commercial or savings banks or in institutions whose accounts are insured by the FDIC; and other securities which are consistent with the fund's investment goal. The fund's investment in time deposits will not exceed 10% of its total assets. The fund also has the authority to invest in futures contracts and options on future contracts, although it presently does not intend to participate in these transactions.

At least 65% of the fund's total assets will be invested in securities rated AAA by Standard & Poor's ("S&P") or Aaa by Moody's Investors Services ("Moody's"), respectively, or, if unrated, will be deemed to be of comparable quality by the manager. As to the remaining 35% of the fund's assets, the portfolio securities will be rated at least AA by S&P or Aa by Moody's, respectively, or, if unrated, will be deemed to be of comparable quality by the manager. In the event the rating of an issue is changed by the ratings service or the security goes into default, the fund will consider that event in its evaluation of the overall investment merits of that security, but will not necessarily dispose of the security immediately. Please see Description of Bond Ratings for a discussion of the ratings.

The following is a description of the various types of securities the fund may buy.

MORTGAGE SECURITIES A mortgage security is an interest in a pool of mortgage loans. The dominant issuers or guarantors of mortgage securities today are GNMA, FNMA, and FHLMC. GNMA creates mortgage securities from pools of government guaranteed or insured (Federal Housing Authority or Veterans Administration) mortgages originated by mortgage bankers, commercial banks, and savings and loan associations. FNMA and FHLMC issue mortgage securities from pools of conventional and federally insured and/or guaranteed residential mortgages obtained from various entities, including savings and loan associations, savings banks, commercial banks, credit unions, and mortgage bankers.

Most mortgage securities issued or guaranteed by GNMA, FNMA, or FHLMC are called pass-through securities, which means that they provide investors with monthly payments consisting of a pro rata share of both regular interest and principal payments, as well as unscheduled early prepayments, on the underlying mortgage pool. The fund invests in both "modified" and "straight" pass-through securities. For "modified pass-through" type mortgage securities, principal and interest are guaranteed, whereas "straight pass-through" securities do not carry such a guarantee. Collateralized mortgage obligations and stripped mortgage-backed securities are not pass-through securities.

The principal and interest on GNMA securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. government. Mortgage securities from FNMA and FHLMC are not backed by the full faith and credit of the U.S. government. FNMA guarantees full and timely payment of all interest and principal, and FHLMC guarantees timely payment of interest and the ultimate collection of principal. Securities issued by FNMA are supported by that instrumentality's right to borrow money from the U.S. Treasury under certain circumstances. Securities issued by FHLMC are supported only by the credit of that instrumentality. There is no guarantee that the government would support government agency or instrumentality securities and, accordingly, they may involve a risk of non-payment of principal and interest. Notwithstanding the foregoing, because FNMA and FHLMC are instrumentalities of the U.S. government, these securities are generally considered to be high-quality investments having minimal credit risks.

Guarantees as to the timely payment of principal and interest do not extend to the value or yield of mortgage securities, nor do they extend to the value of the fund's shares. In general, the value of fixed-income securities varies with changes in market interest rates. Fixed-rate mortgage securities generally decline in value during periods of rising interest rates, whereas interest rates of adjustable rate mortgage securities ("ARMS") move with market interest rates, and thus their value tends to fluctuate to a lesser degree. In view of such factors, the ability of the fund to obtain a high level of total return may be limited under varying market conditions.

ADJUSTABLE RATE MORTGAGE SECURITIES ARMS, like traditional mortgage securities, are interests in pools of mortgage loans and are issued or guaranteed by a federal agency or instrumentality or by private issuers. Unlike fixed-rate mortgages, which generally decline in value during periods of rising interest rates, the interest rates on the mortgages underlying ARMS are reset periodically and thus allow the fund to participate in increases in interest rates, resulting in both higher current yields and lower price fluctuations.

The rate of amortization of principal, as well as interest payments, for certain types of ARMS change in accordance with movements in a pre-specified, published interest rate index. There are several categories of indices, including those based on U.S. Treasury securities, those derived from a calculated measure, such as a cost of funds index, or a moving average of mortgage rates and actual market rates. The amount of interest due to an ARM security holder is calculated by adding a specified additional amount, the "margin," to the index, subject to limitations or "caps" on the maximum and minimum interest that is charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. The interest rates paid on the ARMS in which the fund may invest are generally readjusted at intervals of one year or less, although instruments with longer resets such as three years and five years are also permissible investments.

The underlying mortgages which collateralize the ARMS in which the fund may invest will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down (1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization, which can extend the average life of the securities. Since most ARMS in the fund's portfolio will generally have annual reset limits or caps of 100 to 200 basis points, fluctuations in interest rates above these levels could cause such mortgage securities to "cap out" and to behave more like long-term, fixed-rate debt securities.

STRIPPED MORTGAGE-BACKED SECURITIES The fund may invest in SMBS to achieve a higher yield than may be available from fixed-rate mortgage securities. The SMBS in which the fund may invest will not be limited to those issued or guaranteed by agencies or instrumentalities of the U.S. government, although such securities are more liquid than privately issued SMBS.

SMBS are usually structured with two classes, each receiving different proportions of the interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity of an IO or PO class is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in an IO even if the securities are rated in the highest rating categories, AAA by S&P or Aaa by Moody's, respectively.

SMBS are purchased and sold by institutional investors, such as the fund, through several investment banking firms acting as brokers or dealers. As these securities were only recently developed, traditional trading markets have not yet been established for all SMBS. Accordingly, some of these securities may be illiquid. The staff of the SEC has indicated that only government-issued IO or PO securities that are backed by fixed-rate mortgages may be deemed to be liquid, if procedures with respect to determining liquidity are established by a fund's board. The fund's board of trustees may, in the future, adopt procedures that would permit the fund to acquire, hold, and treat as liquid government-issued IO and PO securities. At the present time, however, all such securities will continue to be treated as illiquid and will, together with any other illiquid investments, not exceed 10% of the fund's net assets. This position may be changed in the future, without notice to shareholders, in response to the SEC staff's continued reassessment of this matter, as well as to changing market conditions.

COLLATERALIZED MORTGAGE OBLIGATIONS CMOs are fixed-income securities which are collateralized by pools of mortgage loans created by commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other issuers in the U.S. Timely payment of interest and principal (but not the market value) of some of these pools is supported by various forms of insurance or guarantees issued by private issuers, those who pool the mortgage assets and, in some cases, by U.S. government agencies or instrumentalities. Prepayments of the mortgages underlying a CMO, which usually increase when interest rates decrease, will generally reduce the life of the mortgage pool, thereby impacting the CMO's yield. Under such circumstances, the reinvestment of prepayments will generally be at a rate lower than the rate applicable to the original CMO. The fund will invest in privately issued CMOs and CMOs issued or guaranteed by U.S. government agencies or instrumentalities, which will be:

(1) collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government; or

(2) collateralized by pools of mortgages in which payment of principal and interest are guaranteed by the issuer and the guarantee is collateralized 100% by U.S. government securities. The guarantee is provided by a special purpose entity without assets other than the mortgages and the government securities.

With a CMO, a series of bonds or certificates is issued in multiple classes. Each class of a CMO, often referred to as a "tranche," is issued at a specified coupon rate or adjustable rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO, however, may cause it to be retired substantially earlier than the stated maturities or final distribution dates. Interest is paid or accrues on all classes of a CMO on a monthly, quarterly, or semiannual basis. The principal and interest on the underlying mortgages may be allocated among several classes of a series in many ways. In a common structure, payments of principal, including any principal prepayments, on the underlying mortgages are applied to the classes of a series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of a CMO until all other classes having an earlier stated maturity or final distribution date have been paid in full.

The fund will limit its investments in any privately issued CMOs considered by the Securities and Exchange Commission ("SEC") to be an investment company in a manner consistent with the provisions of the Investment Company Act of 1940, as amended.

WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS The fund may purchase U.S. government obligations on a "when-issued" or "delayed-delivery" basis. These transactions are arrangements under which the fund purchases securities which have been authorized but not yet issued with payment for and delivery of the security scheduled for a future time, generally in 30 to 45 days. Purchases of U.S. government securities on a when-issued or delayed-delivery basis are subject to the risk that the value or yields at delivery may be more or less than the purchase price or the yields available when the transaction was entered into. Although the fund will generally buy U.S. government securities on a when-issued basis with the intention of holding such securities, it may sell them before the settlement date if it is deemed advisable. When the fund is the buyer in such a transaction, it will maintain, in a segregated account with its custodian bank, cash or high-grade marketable securities having an aggregate value equal to the amount of the fund's purchase commitments until payment is made. To the extent the fund engages in when-issued and delayed-delivery transactions, it will do so only for the purpose of acquiring portfolio securities consistent with the fund's investment goal and policies, and not for the purpose of investment leverage. In when-issued and delayed-delivery transactions, the fund relies on the seller to complete the transaction. The seller's failure to do so may cause the fund to miss a price or yield considered advantageous. Securities purchased on a when-issued or delayed-delivery basis do not generally earn interest until their scheduled delivery date. Entering into a when-issued or delayed-delivery transaction is a form of leverage that may exacerbate changes in net asset value per share. The fund is not subject to any percentage limit on the amount of its assets which may be invested in when-issued purchase obligations.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS Although the fund has the authority to, it does not presently intend to enter into the following transactions: contracts for the purchase or sale for future delivery of debt securities ("futures contracts") and options to buy or sell futures contracts ("options on futures contracts") traded on U.S. and foreign exchanges. Options, futures and options on futures are generally considered "derivative securities."

Financial futures contracts are commodity contracts that obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a security, or the cash value of a securities index during a specified future period at a specified price. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the acquisition of a contractual obligation to acquire the securities called for by the contract at a specified price on a specified date. Futures contracts have been designed by exchanges which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant or brokerage firm that is a member of the relevant contract market.

Although financial futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to take delivery of the securities. Since all transactions in the futures market are made, offset, or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the fund will incur brokerage fees when it purchases or sells futures contracts.

The purpose of the acquisition or sale of a futures contract is to attempt to protect the fund from fluctuations in the price of portfolio securities without actually buying or selling the underlying security. To the extent required by SEC rules, when the fund enters into a futures contract, it will deposit in a segregated account with its custodian bank cash or U.S. Treasury obligations equal to a specified percentage of the value of the futures contract (the "initial margin") as required by the relevant contract, market, and futures commission merchant. The futures contract will be marked-to-market daily. Should the value of the futures contract decline relative to the fund's position, the fund will be required to pay the futures commission merchant an amount equal to such change in value.

The fund may take advantage of opportunities in the area of options and futures contracts, options on futures contracts, and any other derivative investments which are not presently contemplated for use by the fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the fund's investment goal and legally permissible for the fund. Prior to investing in any such investment vehicle, the fund will supplement its Prospectus, if appropriate.

MORTGAGE DOLLAR ROLLS The fund may enter into mortgage "dollar rolls" in which the fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (name, type, coupon, and maturity) securities on a specified future date. During the period between the sale and repurchase (the "roll period"), the fund forgoes principal and interest paid on the mortgage-backed securities. The fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of mortgage dollar roll for which there is an offsetting cash position or a cash equivalent security position. The fund could suffer a loss if the contracting party fails to perform the future transaction in that the fund may not be able to buy back the mortgage-backed securities it initially sold. The fund intends to enter into mortgage dollar rolls only with government securities dealers recognized by the Federal Reserve Board or with member banks of the Federal Reserve System.

INVERSE FLOATERS The fund may invest up to 5% of its total assets in inverse floaters. Inverse floaters are instruments with floating or variable interest rates that move in the opposite direction, usually at an accelerated speed, to short-term interest rates or interest rate indices.

BORROWING The fund may not borrow money or mortgage or pledge any of its assets, except that it may borrow from banks for temporary or emergency purposes up to 20% of its total assets and pledge its assets in connection therewith and except to the extent that an uncovered mortgage dollar roll may be considered to be a borrowing. The fund may not, however, purchase any portfolio securities while borrowings representing more than 5% of its total assets are outstanding. As a matter of non-fundamental policy, the fund does not consider the purchase and/or sale of mortgage dollar rolls to be a borrowing.

REPURCHASE AGREEMENTS The fund generally will have a portion of its assets in cash or cash equivalents for a variety of reasons, including waiting for a special investment opportunity or taking a defensive position. To earn income on this portion of its assets, the fund may enter into repurchase agreements. Under a repurchase agreement, the fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the fund's custodian securities with an initial market value of at least 102% of the dollar amount invested by the fund in each repurchase agreement. The manager will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price.

Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon the fund's ability to sell the underlying securities. The fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

LOANS OF PORTFOLIO SECURITIES To generate additional income, the fund may lend certain of its portfolio securities to qualified banks and broker-dealers. These loans may not exceed 10% of the value of the fund's total assets, measured at the time of the most recent loan. For each loan, the borrower must maintain with the fund's custodian collateral (consisting of cash) with a value at least equal to 102% of the current market value of the loaned securities. The fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. The fund also continues to receive any distributions paid on the loaned securities. The fund may terminate a loan at any time and obtain the return of the securities loaned within the normal settlement period for the security involved.

Where voting rights with respect to the loaned securities pass with the lending of the securities, the manager intends to call the loaned securities to vote proxies, or to use other practicable and legally enforceable means to obtain voting rights, when the manager has knowledge that, in its opinion, a material event affecting the loaned securities will occur or the manager otherwise believes it necessary to vote. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of the borrower. The fund will loan its securities only to parties who meet creditworthiness standards approved by the fund's board of trustees, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the loan.

ILLIQUID SECURITIES The fund's policy is not to invest more than 10% of its net assets in illiquid securities. Illiquid securities are generally securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the fund has valued them. These securities include, among other things, those with legal or contractual restrictions on resale (although the fund may invest in such securities to the extent permitted under the federal securities laws), repurchase agreements of more than seven days duration, over-the-counter options and the assets used to cover such options, and other securities which are not readily marketable.

RESETS The interest rate on certain instruments that the fund may acquire, such as ARMS, reset periodically in accordance with movements in a pre-specified, published interest rate index. Commonly utilized indices include the one-, three-, and five-year constant-maturity U.S. Treasury rates, the three-month U.S. Treasury bill rate, the six-month U.S. Treasury bill rate, rates on longer-term U.S. Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-, three-, and six-month or one-year London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant-maturity U.S. Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and to be somewhat less volatile.

INTEREST RATE TRANSACTIONS To attempt to protect the value of the fund's portfolio from interest rate fluctuations, the fund may enter into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. The fund will enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio; to protect against any increase in the price of securities the fund anticipates purchasing at a later date; or to shorten the effective duration of its portfolio investments. The fund intends to use these transactions as a hedge and not as a speculative investment. The fund will not sell interest rate caps or floors it does not own.

Interest rate swaps involve the exchange by the fund with another party of their respective commitments to pay or receive interest, for example, an exchange of floating-rate payments for fixed-rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor.

A specific type of interest rate swap in which the fund may invest is a mortgage swap. In a mortgage swap, cash flows based on a group of GNMA mortgage pools are exchanged for cash flows based on a floating interest rate. A mortgage swap is affected by changes in interest rates which in turn affect the prepayment rate of the underlying mortgages upon which the mortgage swap is based.

The fund may enter into interest rate swaps, caps, and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, which means the two payment streams are netted out, with the fund receiving or paying, as the case may be, the net amount of the two payments. Because these hedging transactions are entered into for good-faith hedging purposes, the manager and the fund believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. An amount of cash or liquid securities having an aggregate net asset value at least equal to the net amount of the excess, if any, of the fund's obligations over its entitlement with respect to each interest rate swap will be maintained in a segregated account by the fund's custodian bank, to avoid any potential leveraging of the fund. The fund will not enter into any interest rate swap, cap, or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party is considered creditworthy by the manager. If the other party's creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses. If there is a default by the other party, the fund will have contractual remedies pursuant to the agreements related to the transaction.

The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and agents, utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with markets for other similar instruments which are traded in the interbank market.

INVESTMENT RESTRICTIONS The fund has adopted the following restrictions as fundamental policies. This means they may only be changed if the change is approved by (i) more than 50% of the fund's outstanding shares or (ii) 67% or more of the fund's shares present at a shareholder meeting if more than 50% of the fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less.

The fund may not:

1. Borrow money or mortgage or pledge any of its assets, except that borrowings (and a pledge of assets therefore) for temporary or emergency purposes may be made from banks in an amount up to 20% of its total asset value. The fund will not purchase additional portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

2. Buy any securities on "margin" or sell any securities "short," except for any delayed-delivery or when-issued securities as described in the prospectus.

3. Lend any funds or other assets, except by the purchase of bonds, debentures, notes, or other debt securities as described in its prospectus; and except that securities of the fund may be loaned to qualified broker-dealers or other institutional investors if at least 102% cash collateral is pledged and maintained by the borrower, provided such loans may not be made if, as a result, the aggregate of such loans exceeds 10% of the value of the fund's total assets at the time of the most recent loan. Also, the entry into repurchase agreements is not considered a loan for purposes of this restriction.

4. Act as underwriter of securities issued by other persons except insofar as the fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

5. Invest more than 5% of the value of its total assets in the securities of any one issuer, but this limitation does not apply to investments in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

6. Purchase the securities of any issuer which would result in owning more than 10% of any class of the outstanding voting securities of such issuer.

7. Purchase from or sell to the officers and trustees of the fund, or to any firm of which any officer or trustee is a member, as principal, any securities, but may deal with such persons or firms as brokers and pay a customary brokerage commission; or retain securities of any issuer if, to the knowledge of the fund, one or more of its officers, trustees or the administrator own beneficially more than one-half of 1% of the securities of such issuer, and all such officers and trustees together own beneficially more than 5% of such securities.

8. Purchase any securities issued by a corporation which has not been in continuous operation for three years, but such period may include the operation of a predecessor. (This limitation does not apply to issuers of collateralized mortgage obligations.)

9. Acquire, lease, or hold real estate. (This limitation does not preclude investments in securities collateralized by real estate or interests therein.)

10. Invest in commodities and commodity contracts, puts, calls, straddles, spreads, or any combination thereof, or interests in oil, gas, or other mineral exploration or development program, except the fund may enter into commodities contracts for hedging purposes. (Futures and related options are not considered to be within the meaning of "commodity contracts, puts, calls, straddles, spreads, or any combination thereof" for purposes of this restriction.)

11. Invest in companies for the purpose of exercising control or management.

12. Purchase securities of other investment companies, except to the extent permitted by the Investment Company Act of 1940 (the "1940 Act") or other applicable state law, and except in connection with a merger, consolidation, acquisition, or reorganization. To the extent permitted by exemptions which may be granted under the 1940 Act, the fund may invest in shares of one or more money market funds managed by the manager or its affiliates.

13. Issue senior securities as defined in the 1940 Act, except that this restriction will not prevent the fund from entering into repurchase agreements or making borrowings, mortgages, and pledges as permitted by restriction #1 above.

In addition, it is the fund's present policy (which may be changed without the approval of the fund's shareholders) not to invest in warrants.

If a bankruptcy or other extraordinary event occurs concerning a particular security the fund owns, the fund may receive stock, real estate, or other investments that the fund would not, or could not, buy. If this happens, the fund intends to sell such investments as soon as practicable while maximizing the return to shareholders.

Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when the fund makes an investment. In most cases, the fund is not required to sell a security because circumstances change and the security no longer meets one or more of the fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation.

RISKS
-------------------------------------------------------------------

MORTGAGE SECURITIES Mortgage securities differ from conventional bonds in that principal is paid back over the life of the mortgage security rather than at maturity. As a result, the holder of a mortgage security (i.e., the fund) receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When the holder reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the existing mortgage securities. For this reason, mortgage securities may be less effective than other types of U.S. government securities as a means of "locking in" long-term interest rates.

The market value of mortgage securities, like other U.S. government securities, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. Mortgage securities, while having less risk of a decline during periods of rapidly rising rates, may also have less potential for capital appreciation than other investments of comparable maturities due to the likelihood of increased prepayments of mortgages as interest rates decline. In addition, to the extent mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the holder's principal investment to the extent of the premium paid. On the other hand, if mortgage securities are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income.

INTEREST RATE RISK Changes in interest rates will affect the value of the fund's portfolio and its share price. Rising interest rates, which often occur during times of inflation or a growing economy, are likely to have a negative effect on the value of the fund's shares. Interest rates have increased and decreased in the past. These changes are unpredictable.

FUTURES AND OPTIONS ON FUTURES Successful use by the fund of financial futures and related options will be subject to the manager's ability to predict correctly movements in the direction of the securities markets generally or of a particular segment. This requires different skills and techniques than predicting changes in the price of individual securities.

Positions in financial futures and related options may be closed out only on an exchange which provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular futures contract or related option at any specific time. Thus, it may not be possible to close an option or futures position. The inability to close options or futures positions also could have an adverse impact on the fund's ability to hedge its securities effectively. The fund will enter into an option or futures position only if there appears to be a liquid secondary market for such options or futures.

There can be no assurance that a continuous liquid secondary market will exist for any particular over-the-counter ("OTC") option at any specific time. Consequently, the fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when the fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer who originally wrote it.

The CFTC and the various exchanges have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures contract. Trading limits are imposed on the maximum number of contracts which any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits, and it may impose other sanctions or restrictions.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the investment manager may still not result in a successful transaction.

In addition, futures contracts entail the risk that the fund's overall performance may be poorer than if it had not entered into any futures contract if the manager's judgment about the general direction of interest rates is incorrect. For example, if the fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the fund will lose part or all of the benefit of the increased value of the hedged bonds because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Such sales may be, but will not necessarily be, at increased prices which reflect the rising market. The fund may have to sell securities at a time when it may be disadvantageous to do so.

The fund's sales of futures contracts and purchases of put options on futures contracts will be solely to protect its investments against declines in value. The fund expects that it will normally purchase securities upon termination of long futures contracts and long call options on future contracts, but under unusual market conditions it may terminate any of these positions without a corresponding purchase of securities.

OFFICERS AND TRUSTEES
-------------------------------------------------------------------

The trust has a board of trustees. The board is responsible for the overall management of the trust, including general supervision and review of the fund's investment activities. The board, in turn, elects the officers of the trust who are responsible for administering the trust's day-to-day operations.

The name, age and address of the officers and board members, as well as their affiliations, positions held with the trust, and principal occupations during the past five years are shown below.

Frank H. Abbott, III (78)
1045 Sansome Street, San Francisco, CA 94111
TRUSTEE

President and Director, Abbott Corporation (an investment company); director or trustee, as the case may be, of 27 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Director, MotherLode Gold Mines Consolidated (gold mining) (until 1996) and Vacu-Dry Co. (food processing) (until 1996).

Harris J. Ashton (67)
191 Clapboard Ridge Road, Greenwich, CT 06830
TRUSTEE

Director, RBC Holdings, Inc. (bank holding company) and Bar-S Foods (meat packing company); director or trustee, as the case may be, of 47 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

*Harmon E. Burns (54)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT AND TRUSTEE

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc., Franklin Templeton Distributors, Inc. and Franklin Templeton Services, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services, Inc. and Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in the Franklin Templeton Group of Funds.

S. Joseph Fortunato (67)
Park Avenue at Morris County, P.O. Box 1945
Morristown, NJ 07962-1945
TRUSTEE

Member of the law firm of Pitney, Hardin, Kipp & Szuch; and director or trustee, as the case may be, of 49 of the investment companies in the Franklin Templeton Group of Funds.

*Charles B. Johnson (67)
777 Mariners Island Blvd., San Mateo, CA 94404
CHAIRMAN OF THE BOARD AND TRUSTEE

Chairman of the Board, Chief Executive Officer, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Chairman of the Board and Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Vice President, Franklin Templeton Distributors, Inc.; Director, Franklin/Templeton Investor Services, Inc. and Franklin Templeton Services, Inc.; officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in the Franklin Templeton Group of Funds.

*Rupert H. Johnson, Jr. (59)
777 Mariners Island Blvd., San Mateo, CA 94404
PRESIDENT AND TRUSTEE

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Executive Vice President and Director, Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice President, Franklin Advisory Services, LLC; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in the Franklin Templeton Group of Funds.

Frank W.T. LaHaye (70)
20833 Stevens Creek Blvd., Suite 102, Cupertino, CA 95014
TRUSTEE

General Partner, Miller & LaHaye, which is the General Partner of Peregrine Ventures II (venture capital firm); director or trustee, as the case may be, of 27 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Director, Fischer Imaging Corporation (medical imaging systems), Digital Transmission Systems, Inc. (wireless communications) and Quarterdeck Corporation (software firm), and General Partner, Peregrine Associates, which was the General Partner of Peregrine Ventures (venture capital firm).

Gordon S. Macklin (71)
8212 Burning Tree Road, Bethesda, MD 20817
TRUSTEE

Director, Fund American Enterprises Holdings, Inc. (holding company), Martek Biosciences Corporation, MCI WorldCom (information services), MedImmune, Inc. (biotechnology) and Spacehab, Inc. (aerospace services); director or trustee, as the case may be, of 47 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Chairman, White River Corporation (financial services) and Hambrecht and Quist Group (investment banking), President, National Association of Securities Dealers, Inc. and Director, Real 3D (software).

Martin L. Flanagan (39)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

President, Member - Office of the President, Franklin Resources, Inc.; Senior Vice President, Chief Financial Officer and Director, Franklin/Templeton Investor Services, Inc.; Senior Vice President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President, Chief Operating Officer and Director, Templeton Investment Counsel, Inc.; Executive Vice President and Chief Financial Officer, Franklin Advisers, Inc.; Chief Financial Officer, Franklin Advisory Services, LLC and Franklin Investment Advisory Services, Inc.; President and Director, Franklin Templeton Services, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 51 of the investment companies in the Franklin Templeton Group of Funds.

Deborah R. Gatzek (51)
1840 Gateway Drive, San Mateo, CA 94404
SECRETARY

Partner, Stradley, Ronon, Stevens & Young, LLP; officer of 33 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Senior Vice President and General Counsel, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Services, Inc. and Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Vice President, Franklin Advisory Services, LLC and Franklin Mutual Advisers, LLC; and Vice President, Chief Legal Officer and Chief Operating Officer, Franklin Investment Advisory Services, Inc.
(until January 2000).

David Goss (52)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

President, Chief Executive Officer and Director, Franklin Select Realty Trust, Property Resources, Inc., Property Resources Equity Trust and Franklin Real Estate Management, Inc.; President and Chief Executive Officer, Franklin Properties, Inc.; officer of 27 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, President, Chief Executive Officer and Director, Franklin Real Estate Income Fund and Franklin Advantage Real Estate Income Fund (until 1996).

Barbara J. Green (52)
500 East Broward Blvd., Fort Lauderdale, FL 33394-3091
VICE PRESIDENT

Vice President and Deputy General Counsel, Franklin Resources, Inc.; Senior Vice President, Templeton Worldwide, Inc. and Templeton Global Investors, Inc.; officer of 46 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995), Attorney, Rogers & Wells, and Judicial Clerk, U.S. District Court (District of Massachusetts).

Charles E. Johnson (43)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

President, Member - Office of the President and Director, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Distributors, Inc.; President and Director, Templeton Worldwide, Inc.; Chairman and Director, Templeton Investment Counsel, Inc.; President, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 32 of the investment companies in the Franklin Templeton Group of Funds.

Edward V. McVey (62)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

Senior Vice President and National Sales Manager, Franklin Templeton Distributors, Inc.; and officer of 28 of the investment companies in the Franklin Templeton Group of Funds.

Kimberley Monasterio (36)
777 Mariners Island Blvd., San Mateo, CA 94404
TREASURER AND PRINCIPAL ACCOUNTING OFFICER

Vice President, Franklin Templeton Services, Inc.; and officer of 30 of the investment companies in the Franklin Templeton Group of Funds.

Murray L. Simpson (62)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

Executive Vice President and General Counsel, Franklin Resources, Inc.; officer of 27 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until January 2000) and Director, Templeton Asset Management Ltd. (until 1999).

 *This board member is considered an "interested person" under federal securities laws.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Charles E. Johnson.

Currently, the trust does not pay noninterested board members fees for meetings attended. Board members who serve on the audit committee of the trust and other funds in the Franklin Templeton Group of Funds receive a flat fee of $2,000 per committee meeting attended, a portion of which is allocated to the trust. Members of a committee are not compensated for any committee meeting held on the day of a board meeting. Noninterested board members also may serve as directors or trustees of other funds in the Franklin Templeton Group of Funds and may receive fees from these funds for their services. The fees payable to noninterested board members by the trust are subject to reductions resulting from fee caps limiting the amount of fees payable to board members who serve on other boards within the Franklin Templeton Group of Funds. The following table provides the total fees paid to noninterested board members by the trust and by the Franklin Templeton Group of Funds.


                                              NUMBER OF
                                              BOARDS IN
                             TOTAL FEES      THE FRANKLIN
                           RECEIVED FROM      TEMPLETON
                            THE FRANKLIN        GROUP
                             TEMPLETON         OF FUNDS
                              GROUP OF         ON WHICH
NAME                        FUNDS 1 ($)     EACH SERVES 2
-----------------------------------------------------------
Frank H. Abbott, III         156,060              27
Harris J. Ashton             363,165              47
S. Joseph Fortunato          363,238              49
Frank W.T. LaHaye            156,060              27
Gordon S. Macklin            363,165              47

1. For the calendar year ended December 31, 1999.

2. We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the board members are responsible. The Franklin Templeton Group of Funds currently includes 53 registered investment companies, with approximately 155 U.S. based funds or series.

Noninterested board members are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the fund or other funds in the Franklin Templeton Group of Funds. Certain officers or board members who are shareholders of Franklin Resources, Inc. may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

Board members historically have followed a policy of having substantial investments in one or more of the funds in the Franklin Templeton Group of Funds, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

MANAGEMENT AND OTHER SERVICES
-------------------------------------------------------------------

MANAGER AND SERVICES PROVIDED The fund's manager is Franklin Advisers, Inc. The manager is a wholly owned subsidiary of Franklin Resources, Inc. (Resources), a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The manager provides investment research and portfolio management services, and selects the securities for the fund to buy, hold or sell. The manager also selects the brokers who execute the fund's portfolio transactions. The manager provides periodic reports to the board, which reviews and supervises the manager's investment activities. To protect the fund, the manager and its officers, directors and employees are covered by fidelity insurance.

The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of the fund. Similarly, with respect to the fund, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by the fund or other funds it manages.

The fund, its manager and principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for the fund or that are currently held by the fund, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the fund, its manager and principal underwriter will be governed by the code of ethics.

MANAGEMENT FEES The fund pays the manager a fee equal to an annual rate of:

o 40/100 of 1% of the value of net assets up to and including
  $250 million;

o 38/100 of 1% of the value of net assets over $250 million and not over $500 million; and

o 36/100 of 1% of the value of net assets in excess of $500 million.

The fee is computed at the close of business on the last business day of each month according to the terms of the management agreement.

For the last three fiscal years ended September 30, the fund paid the following management fees:


                                MANAGEMENT
                              FEES PAID 1 ($)
-----------------------------------------------
1999                                0
1998                                0
1997                                0

1. For the fiscal years ended September 30, 1999, 1998 and 1997, management fees, before any advance waiver, totaled $88,415, $47,370 and $30,144, respectively. Under an agreement by the manager to waive its fees, the fund paid the management fees shown.

ADMINISTRATOR AND SERVICES PROVIDED Franklin Templeton Services, Inc. (FT Services) has an agreement with the manager to provide certain administrative services and facilities for the fund. FT Services is wholly owned by Resources and is an affiliate of the fund's manager and principal underwriter.

The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

ADMINISTRATION FEES The manager pays FT Services a monthly fee equal to an annual rate of:

o 0.15% of the fund's average daily net assets up to $200 million;

o 0.135% of average daily net assets over $200 million up to $700 million;

o 0.10% of average daily net assets over $700 million up to $1.2 billion; and

o 0.075% of average daily net assets over $1.2 billion.

During the last three fiscal years ended September 30, the manager paid the following administration fees:


                               ADMINISTRATION
                                FEES PAID ($)
-----------------------------------------------
1999                                  0
1998                                  0
1997                                  0

SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin/Templeton Investor Services, Inc. (Investor Services) is the fund's shareholder servicing agent and acts as the fund's transfer agent and dividend-paying agent. Investor Services is located at 777 Mariners Island Blvd., San Mateo, CA 94404. Please send all correspondence to Investor Services to P.O. Box 997151, Sacramento, CA 95899-9983.

For its services, Investor Services receives a fixed fee per account. The fund also will reimburse Investor Services for certain out-of-pocket expenses, which may include payments by Investor Services to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to beneficial owners of the fund. The amount of reimbursements for these services per benefit plan participant fund account per year will not exceed the per account fee payable by the fund to Investor Services in connection with maintaining shareholder accounts.

CUSTODIAN Bank of New York, Mutual Funds Division, 90 Washington Street, New York, NY 10286, acts as custodian of the fund's securities and other assets.

AUDITOR PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, CA 94105, is the fund's independent auditor. The auditor gives an opinion on the financial statements included in the trust's Annual Report to Shareholders and reviews the trust's registration statement filed with the U.S. Securities and Exchange Commission (SEC).

PORTFOLIO TRANSACTIONS
-------------------------------------------------------------------

Since most purchases by the fund are principal transactions at net prices, the fund incurs little or no brokerage costs. The fund deals directly with the selling or buying principal or market maker without incurring charges for the services of a broker on its behalf, unless it is determined that a better price or execution may be obtained by using the services of a broker. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask prices. The fund seeks to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers in return for research and statistical information, as well as for special services provided by the dealers in the execution of orders.

It is not possible to place a dollar value on the special executions or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients. If the fund's officers are satisfied that the best execution is obtained, the sale of fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, also may be considered a factor in the selection of broker-dealers to execute the fund's portfolio transactions.

Because Franklin Templeton Distributors, Inc. (Distributors) is a member of the National Association of Securities Dealers, Inc., it may sometimes receive certain fees when the fund tenders portfolio securities pursuant to a tender-offer solicitation. To recapture brokerage for the benefit of the fund, any portfolio securities tendered by the fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the fund and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the fund is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the fund.

During the fiscal years ended September 30, 1999, 1998 and 1997, the fund did not pay any brokerage commissions.

As of September 30, 1999, the fund did not own securities of its regular broker-dealers.

DISTRIBUTIONS AND TAXES
-------------------------------------------------------------------

Distributions are subject to approval by the board. The fund does not pay "interest" or guarantee any fixed rate of return on an investment in its shares.

DISTRIBUTIONS OF NET INVESTMENT INCOME The fund receives income generally in the form of interest on its investments. This income, less expenses incurred in the operation of the fund, constitutes the fund's net investment income from which dividends may be paid to you. Any distributions by the fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.

DISTRIBUTIONS OF CAPITAL GAINS The fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the fund. Any net capital gains realized by the fund generally will be distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the fund.

INFORMATION ON THE TAX CHARACTER OF DISTRIBUTIONS The fund will inform you of the amount of your ordinary income dividends and capital gains distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held fund shares for a full year, the fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the fund.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY The fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. As a regulated investment company, the fund generally pays no federal income tax on the income and gains it distributes to you. The board reserves the right not to maintain the qualification of the fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, the fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of the fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS To avoid federal excise taxes, the Internal Revenue Code requires the fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve month period ending October 31; and 100% of any undistributed amounts from the prior year. The fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes.

REDEMPTION OF FUND SHARES Redemptions (including redemptions in kind) and exchanges of fund shares are taxable transactions for federal and state income tax purposes. If you redeem your fund shares, or exchange your fund shares for shares of a different Franklin Templeton Fund, the IRS will require that you report any gain or loss on your redemption or exchange. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares.

Beginning after the year 2005 (2000 for certain shareholders), gains from the sale of fund shares held for more than five years may be subject to a reduced tax rate.

Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the fund on those shares. All or a portion of any loss that you realize upon the redemption of your fund shares will be disallowed to the extent that you buy other shares in the fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

DEFERRAL OF BASIS If you redeem some or all of your shares in the fund, and then reinvest the sales proceeds in the fund or in another Franklin Templeton Fund within 90 days of buying the original shares, the sales charge that would otherwise apply to your reinvestment may be reduced or eliminated. The IRS will require you to report any gain or loss on the redemption of your original shares in the fund. In doing so, all or a portion of the sales charge that you paid for your original shares in the fund will be excluded from your tax basis in the shares sold (for the purpose of determining gain or loss upon the sale of such shares). The portion of the sales charge excluded will equal the amount that the sales charge is reduced on your reinvestment. Any portion of the sales charge excluded from your tax basis in the shares sold will be added to the tax basis of the shares you acquire from your reinvestment.

U.S. GOVERNMENT OBLIGATIONS States grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment or reporting requirements that must be met by the fund. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS Because the fund's income is derived primarily from interest rather than dividends, generally none of its distributions will be eligible for the corporate dividends-received deduction.

INVESTMENT IN COMPLEX SECURITIES The fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the fund are treated as ordinary income or capital gain, accelerate the recognition of income to the fund (possibly causing the fund to sell securities to raise the cash for necessary distributions) and/or defer the fund's ability to recognize losses. In turn, these rules may affect the amount, timing or character of the income distributed to you by the fund.

ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS
-------------------------------------------------------------------

The fund is a diversified series of Franklin Strategic Mortgage Portfolio, an open-end management investment company, commonly called a mutual fund. The trust was organized as a Delaware business trust on September 23, 1992, and is registered with the SEC.

Certain funds in the Franklin Templeton Funds offer multiple classes of shares. The different classes have proportionate interests in the same portfolio of investment securities. They differ, however, primarily in their sales charge structures and Rule 12b-1 plans. Because the fund's sales charge structure is similar to that of Class A shares, shares of the fund are considered Class A shares for redemption, exchange and other purposes.

The trust has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

The trust does not intend to hold annual shareholder meetings. The trust or a series of the trust may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the board to consider the removal of a board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a board member. A special meeting also may be called by the board in its discretion.

As of January 3, 2000, the principal shareholder of the fund, beneficial or of record, was:

NAME AND ADDRESS                          PERCENTAGE (%)
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Franklin Resources, Inc. 1                     18.5%
555 Airport Blvd. 4th Floor
Burlingame, CA 94010

1. Franklin Resources, Inc. is a Delaware corporation.

Note: Charles B. Johnson and Rupert H. Johnson, Jr., who are officers and/or trustees of the trust, may be considered beneficial holders of the fund shares held by Franklin Resources, Inc. (Resources). As principal shareholders of Resources, they may be able to control the voting of Resources' shares of the fund.

From time to time, the number of fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.

As of January 3, 2000, the officers and board members, as a group, owned of record and beneficially less than 1% of the outstanding shares of the fund. The board members may own shares in other funds in the Franklin Templeton Group of Funds.

BUYING AND SELLING SHARES
-------------------------------------------------------------------

The fund continuously offers its shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the fund. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the fund may be required by state law to register as securities dealers.

For investors outside the U.S., the offering of fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.

When you buy shares, if you submit a check or a draft that is returned unpaid to the fund we may impose a $10 charge against your account for each returned item.

INITIAL SALES CHARGES The maximum initial sales charge is 4.25%. The initial sales charge may be reduced for certain large purchases, as described in the prospectus. We offer several ways for you to combine your purchases in the Franklin Templeton Funds to take advantage of the lower sales charges for large purchases. The Franklin Templeton Funds include the U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Templeton Variable Insurance Products Trust, Templeton Capital Accumulator Fund, Inc., and Templeton Variable Products Series Fund.

CUMULATIVE QUANTITY DISCOUNT. For purposes of calculating the sales charge, you may combine the amount of your current purchase with the cost or current value, whichever is higher, of your existing shares in the Franklin Templeton Funds. You also may combine the shares of your spouse, children under the age of 21 or grandchildren under the age of 21. If you are the sole owner of a company, you also may add any company accounts, including retirement plan accounts. Companies with one or more retirement plans may add together the total plan assets invested in the Franklin Templeton Funds to determine the sales charge that applies.

LETTER OF INTENT (LOI). You may buy shares at a reduced sales charge by completing the letter of intent section of your account application. A letter of intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay. By completing the letter of intent section of the application, you acknowledge and agree to the following:

o You authorize Distributors to reserve 5% of your total intended purchase in shares registered in your name until you fulfill your LOI. Your periodic statements will include the reserved shares in the total shares you own, and we will pay or reinvest dividend and capital gain distributions on the reserved shares according to the distribution option you have chosen.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the LOI.

o Although you may exchange your shares, you may not sell reserved shares until you complete the LOI or pay the higher sales charge.

After you file your LOI with the fund, you may buy shares at the sales charge applicable to the amount specified in your LOI. Sales charge reductions based on purchases in more than one Franklin Templeton Fund will be effective only after notification to Distributors that the investment qualifies for a discount. Any purchases you made within 90 days before you filed your LOI also may qualify for a retroactive reduction in the sales charge. If you file your LOI with the fund before a change in the fund's sales charge, you may complete the LOI at the lower of the new sales charge or the sales charge in effect when the LOI was filed.

Your holdings in the Franklin Templeton Funds acquired more than 90 days before you filed your LOI will be counted towards the completion of the LOI, but they will not be entitled to a retroactive reduction in the sales charge. Any redemptions you make during the 13 month period, except in the case of certain retirement plans, will be subtracted from the amount of the purchases for purposes of determining whether the terms of the LOI have been completed.

If the terms of your LOI are met, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If the amount of your total purchases, less redemptions, is more than the amount specified in your LOI and is an amount that would qualify for a further sales charge reduction, a retroactive price adjustment will be made by Distributors and the securities dealer through whom purchases were made. The price adjustment will be made on purchases made within 90 days before and on those made after you filed your LOI and will be applied towards the purchase of additional shares at the offering price applicable to a single purchase or the dollar amount of the total purchases.

If the amount of your total purchases, less redemptions, is less than the amount specified in your LOI, the sales charge will be adjusted upward, depending on the actual amount purchased (less redemptions) during the period. You will need to send Distributors an amount equal to the difference in the actual dollar amount of sales charge paid and the amount of sales charge that would have applied to the total purchases if the total of the purchases had been made at one time. Upon payment of this amount, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, we will redeem an appropriate number of reserved shares to realize the difference. If you redeem the total amount in your account before you fulfill your LOI, we will deduct the additional sales charge due from the sale proceeds and forward the balance to you.

For LOIs filed on behalf of certain retirement plans, the level and any reduction in sales charge for these plans will be based on actual plan participation and the projected investments in the Franklin Templeton Funds under the LOI. These plans are not subject to the requirement to reserve 5% of the total intended purchase or to the policy on upward adjustments in sales charges described above, or to any penalty as a result of the early termination of a plan, nor are these plans entitled to receive retroactive adjustments in price for investments made before executing the LOI.

GROUP PURCHASES. If you are a member of a qualified group, you may buy shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.

A qualified group is one that:

o Was formed at least six months ago,

o Has a purpose other than buying fund shares at a discount,

o Has more than 10 members,

o Can arrange for meetings between our representatives and group members,

o Agrees to include Franklin Templeton Fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

o Agrees to arrange for payroll deduction or other bulk transmission of investments to the fund, and

o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

A qualified group generally does not include a 403(b) plan that only allows salary deferral contributions, although any such plan that purchased the fund's shares at a reduced sales charge under the group purchase privilege before February 1, 1998, may continue to do so.

WAIVERS FOR INVESTMENTS FROM CERTAIN PAYMENTS. Fund shares may be purchased without an initial sales charge by investors who reinvest within 365 days:

o Dividend and capital gain distributions from any Franklin Templeton Fund. The distributions generally must be reinvested in the same share class. Certain exceptions apply, however, to Class C shareholders of another Franklin Templeton Fund who chose to reinvest their distributions in shares of the fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton Fund who may reinvest their distributions in the fund.

o Dividend or capital gain distributions from a real estate investment trust
  (REIT) sponsored or advised by Franklin Properties, Inc.

o Annuity payments received under either an annuity option or from death benefit proceeds, if the annuity contract offers as an investment option the Franklin Templeton Variable Insurance Products Trust or the Templeton Variable Products Series Fund. You should contact your tax advisor for information on any tax consequences that may apply.

o Redemption proceeds from a repurchase of shares of Franklin Floating Rate Trust, if the shares were continuously held for at least 12 months.

If you immediately placed your redemption proceeds in a Franklin Bank CD or a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover, or the date you redeem your money fund shares.

o Redemption proceeds from the sale of Class A shares of any of the Templeton Global Strategy Funds if you are a qualified investor.

If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date they are redeemed from the money fund.

o Distributions from an existing retirement plan invested in the Franklin Templeton Funds

WAIVERS FOR CERTAIN INVESTORS. Fund shares also may be purchased without an initial sales charge by various individuals and institutions due to anticipated economies in sales efforts and expenses, including:

o Trust companies and bank trust departments agreeing to invest in Franklin Templeton Funds over a 13 month period at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We will accept orders for these accounts by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.

o Any state or local government or any instrumentality, department, authority or agency thereof that has determined the fund is a legally permissible investment and that can only buy fund shares without paying sales charges. Please consult your legal and investment advisors to determine if an investment in the fund is permissible and suitable for you and the effect, if any, of payments by the fund on arbitrage rebate calculations.

o Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs

o Qualified registered investment advisors who buy through a broker-dealer or service agent who has entered into an agreement with Distributors

o Registered securities dealers and their affiliates, for their investment accounts only

o Current employees of securities dealers and their affiliates and their family members, as allowed by the internal policies of their employer

o Officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group, and their family members, consistent with our then-current policies

o Any investor who is currently a Class Z shareholder of Franklin Mutual Series Fund Inc. (Mutual Series), or who is a former Mutual Series Class Z shareholder who had an account in any Mutual Series fund on October 31, 1996, or who sold his or her shares of Mutual Series Class Z within the past 365 days

o Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

o Accounts managed by the Franklin Templeton Group

o Certain unit investment trusts and their holders reinvesting distributions from the trusts

o Group annuity separate accounts offered to retirement plans

o Chilean retirement plans that meet the requirements described under "Retirement plans" below

RETIREMENT PLANS. Retirement plans sponsored by an employer (i) with at least 100 employees, or (ii) with retirement plan assets of $1 million or more, or
(iii) that agrees to invest at least $500,000 in the Franklin Templeton Funds over a 13 month period may buy shares without an initial sales charge. Retirement plans that are not qualified retirement plans (employer sponsored pension or profit-sharing plans that qualify under section 401 of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans), SIMPLEs (savings incentive match plans for employees) or SEPs (employer sponsored simplified employee pension plans established under section 408(k) of the Internal Revenue Code) must also meet the group purchase requirements described above to be able to buy shares without an initial sales charge. We may enter into a special arrangement with a securities dealer, based on criteria established by the fund, to add together certain small qualified retirement plan accounts for the purpose of meeting these requirements.

SALES IN TAIWAN. Under agreements with certain banks in Taiwan, Republic of China, the fund's shares are available to these banks' trust accounts without a sales charge. The banks may charge service fees to their customers who participate in the trusts. A portion of these service fees may be paid to Distributors or one of its affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

The fund's shares may be offered to investors in Taiwan through securities advisory firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, shares may be offered with the following schedule of sales charges:

SIZE OF PURCHASE - U.S. DOLLARS      SALES CHARGE (%)
--------------------------------------------------------
Under $30,000                                3.0
$30,000 but less than $100,000               2.0
$100,000 but less than $400,000              1.0
$400,000 or more                             0

DEALER COMPENSATION Securities dealers may at times receive the entire sales charge. A securities dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the dealer compensation table in the fund's prospectus.

In addition to the payments above, Distributors and/or its affiliates may provide financial support to securities dealers that sell shares of the Franklin Templeton Group of Funds. This support is based primarily on the amount of sales of fund shares and/or total assets with the Franklin Templeton Group of Funds. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a securities dealer's sales and marketing efforts in the Franklin Templeton Group of Funds; a securities dealer's support of, and participation in, Distributors' marketing programs; a securities dealer's compensation programs for its registered representatives; and the extent of a securities dealer's marketing programs relating to the Franklin Templeton Group of Funds. Financial support to securities dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain securities dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the rules of the National Association of Securities Dealers, Inc.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton Funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in the Franklin Templeton Funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.

EXCHANGE PRIVILEGE If you request the exchange of the total value of your account, accrued but unpaid income dividends and capital gain distributions will be reinvested in the fund at net asset value on the date of the exchange, and then the entire share balance will be exchanged into the new fund. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their fund shares under the exchange privilege, the fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the fund's investment goal exist immediately. This money will then be withdrawn from the short-term, interest-bearing money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company generally are not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the 25th day of the month in which a payment is scheduled. If the 25th falls on a weekend or holiday, we will process the redemption on the next business day. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

You may discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us by mail or by phone at least seven business days before the end of the month preceding a scheduled payment. The fund may discontinue a systematic withdrawal plan by notifying you in writing and will automatically discontinue a systematic withdrawal plan if all shares in your account are withdrawn or if the fund receives notification of the shareholder's death or incapacity.

REDEMPTIONS IN KIND The fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the U.S. Securities and Exchange Commission (SEC). In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of the fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the fund. In these circumstances, the securities distributed would be valued at the price used to compute the fund's net assets and you may incur brokerage fees in converting the securities to cash. The fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

SHARE CERTIFICATES We will credit your shares to your fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

GENERAL INFORMATION If dividend checks are returned to the fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the fund nor its affiliates will be liable for any loss caused by your failure to cash such checks. The fund is not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Sending redemption proceeds by wire or electronic funds transfer (ACH) is a special service that we make available whenever possible. By offering this service to you, the fund is not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.

Franklin Templeton Investor Services, Inc. (Investor Services) may pay certain financial institutions that maintain omnibus accounts with the fund on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, the fund may reimburse Investor Services an amount not to exceed the per account fee that the fund normally pays Investor Services. These financial institutions also may charge a fee for their services directly to their clients.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.

For institutional accounts, there may be additional methods of buying or selling fund shares than those described in this SAI or in the prospectus.

In the event of disputes involving multiple claims of ownership or authority to control your account, the fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a notice of levy.

PRICING SHARES
-------------------------------------------------------------------

When you buy shares, you pay the offering price. The offering price is the net asset value (NAV) per share plus any applicable sales charge, calculated to two decimal places using standard rounding criteria. When you sell shares, you receive the NAV minus any applicable contingent deferred sales charge (CDSC).

The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

The fund calculates the NAV per share each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). The fund does not calculate the NAV on days the New York Stock Exchange (NYSE) is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, the fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. If market quotations are readily available for portfolio securities listed on a securities exchange or on the NASDAQ National Market System, the fund values those securities at the last quoted sale price of the day or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The fund values over-the-counter portfolio securities within the range of the most recent quoted bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the fund values them according to the broadest and most representative market as determined by the manager.

The fund values portfolio securities underlying actively traded call options at their market price as determined above. The current market value of any option the fund holds is its last sale price on the relevant exchange before the fund values its assets. If there are no sales that day or if the last sale price is outside the bid and ask prices, the fund values options within the range of the current closing bid and ask prices if the fund believes the valuation fairly reflects the contract's market value.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the board. With the approval of the board, the fund may use a pricing service, bank or securities dealer to perform any of the above described functions.

THE UNDERWRITER
-------------------------------------------------------------------

Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of the fund's shares. Distributors is located at 777 Mariners Island Blvd., San Mateo, CA 94404.

Distributors pays the expenses of the distribution of fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

The table below shows the aggregate underwriting commissions Distributors received in connection with the offering of the fund's shares, the net underwriting discounts and commissions Distributors retained after allowances to dealers, and the amounts Distributors received in connection with redemptions or repurchases of shares for the last three fiscal years ended September 30:


                                              AMOUNT
                                           RECEIVED IN
                                            CONNECTION
                                               WITH
               TOTAL          AMOUNT       REDEMPTIONS
            COMMISSIONS     RETAINED BY        AND
              RECEIVED     DISTRIBUTORS    REPURCHASES
                ($)             ($)            ($)
---------------------------------------------------------
1999         296,123          19,042             0
1998         103,876           6,408             0
1997          19,564           1,209             0

Except as noted, Distributors received no other compensation from the fund for acting as underwriter.

PERFORMANCE
-------------------------------------------------------------------

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return quotations used by the fund are based on the standardized methods of computing performance mandated by the SEC. An explanation of these and other methods used by the fund to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

AVERAGE ANNUAL TOTAL RETURN Average annual total return is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

When considering the average annual total return quotations, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the fund. The average annual total returns for the indicated periods ended September 30, 1999, were:

                                    SINCE INCEPTION
      1 YEAR (%)    5 YEARS (%)     (2/1/93) (%)
-------------------------------------------------------------------
       -2.04           6.96             5.87

The following SEC formula was used to calculate these figures:

       n
P(1+T)  = ERV

where:

P     =    a hypothetical initial payment of $1,000

T     =    average annual total return

n     =    number of years

ERV  =     ending redeemable value of a hypothetical $1,000
           payment made at the beginning of each period at the end of each period

CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total returns for the indicated periods ended September 30, 1999, were:

                                    SINCE INCEPTION
      1 YEAR (%)    5 YEARS (%)      (2/1/93) (%)
-------------------------------------------------------------------
       -2.04           39.99              46.28

CURRENT YIELD Current yield shows the income per share earned by the fund. It is calculated by dividing the net investment income per share earned during a 30-day base period by the applicable maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period. The yield for the 30-day period ended September 30, 1999, was 6.51%.

The following SEC formula was used to calculate this figure:

                     6
Yield = 2 [(a-b + 1)  - 1]
            ---
            cd

where:

a    =     interest earned during the period

b    =     expenses accrued for the period (net of reimbursements)

c    =     the average daily number of shares outstanding during the period that were entitled to receive dividends

d    =     the maximum offering price per share on the last day of
           the period

CURRENT DISTRIBUTION RATE Current yield, which is calculated according to a formula prescribed by the SEC, is not indicative of the amounts which were or will be paid to shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate. The current distribution rate is usually computed by annualizing the dividends paid per share during a certain period and dividing that amount by the current maximum offering price. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing and short-term capital gains, and is calculated over a different period of time. The current distribution rate for the 30-day period ended September 30, 1999, was 6.52%.

VOLATILITY Occasionally statistics may be used to show the fund's volatility or risk. Measures of volatility or risk are generally used to compare the fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS The fund also may quote the performance of shares without a sales charge. Sales literature and advertising may quote a cumulative total return, average annual total return and other measures of performance with the substitution of net asset value for the public offering price.

Sales literature referring to the use of the fund as a potential investment for IRAs, business retirement plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

The fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to the Franklin Templeton Group of Funds. Franklin Resources, Inc. is the parent company of the advisors and underwriter of the Franklin Templeton Group of Funds.

COMPARISONS To help you better evaluate how an investment in the fund may satisfy your investment goal, advertisements and other materials about the fund may discuss certain measures of fund performance as reported by various financial publications. Materials also may compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

o Salomon Brothers Broad Bond Index or its component indices measures yield, price and total return for Treasury, agency, corporate and mortgage bonds.

o Lehman Brothers Aggregate Bond Index or its component indices measures yield, price and total return for Treasury, agency, corporate, mortgage and Yankee bonds.

o Lehman Brothers Municipal Bond Index or its component indices measures yield, price and total return for the municipal bond market.

o Bond Buyer 20 Index - an index of municipal bond yields based upon yields of 20 general obligation bonds maturing in 20 years.

o Bond Buyer 40 Index - an index composed of the yield to maturity of 40 bonds. The index attempts to track the new-issue market as closely as possible, so it changes bonds twice a month, adding all new bonds that meet certain requirements and deleting an equivalent number according to their secondary market trading activity. As a result, the average par call date, average maturity date, and average coupon rate can and have changed over time. The average maturity generally has been about 29-30 years.

o Financial publications: The WALL STREET JOURNAL, and BUSINESS WEEK, FINANCIAL WORLD, FORBES, FORTUNE, and MONEY magazines provide performance statistics over specified time periods.

o Salomon Brothers Composite High Yield Index or its component indices - measures yield, price and total return for the Long-Term High-Yield Index, Intermediate-Term High-Yield Index, and Long-Term Utility High-Yield Index.

o Historical data supplied by the research departments of CS
  First Boston Corporation, the J.P. Morgan companies, Salomon
  Brothers, Merrill Lynch, Lehman Brothers and Bloomberg L.P.

o Morningstar - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.

o Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

From time to time, advertisements or information for the fund may include a discussion of certain attributes or benefits to be derived from an investment in the fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information also may compare the fund's performance to the return on certificates of deposit (CDs) or other investments. You should be aware, however, that an investment in the fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. For example, as the general level of interest rates rise, the value of the fund's fixed-income investments, as well as the value of its shares that are based upon the value of such portfolio investments, can be expected to fall. Conversely, when interest rates decrease, the value of the fund's shares can be expected to increase. CDs are frequently insured by an agency of the U.S. government. An investment in the fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the fund to calculate its figures. In addition, there can be no assurance that the fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION
-------------------------------------------------------------------

The fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the fund cannot guarantee that these goals will be met.

The fund is a member of the Franklin Templeton Group of Funds, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services approximately 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. Together, the Franklin Templeton Group has over $224 billion in assets under management for more than 5 million U.S. based mutual fund shareholder and other accounts. The Franklin Templeton Group of Funds offers 103 U.S. based open-end investment companies to the public. The fund may identify itself by its NASDAQ symbol or CUSIP number.

Currently, there are more mutual funds than there are stocks listed on the New York Stock Exchange. While many of them have similar investment goals, no two are exactly alike. Shares of the fund are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.

DESCRIPTION OF RATINGS
-------------------------------------------------------------------

CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

Aaa: Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A: Bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba: Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds rated Ca represent obligations that are speculative to a high degree. These issues are often in default or have other marked shortcomings.

C: Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS GROUP (S&P(R))

AAA: This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in a small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC- rating. The C rating also may reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.